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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 12, 2002

TELIK, INC.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	000-31265 (Commission File Number)	93-0987903 (IRS Employer Identification No.)

750 Gateway Boulevard South San Francisco, CA (Address of principal executive offices)	94080 (Zip Code)

Registrant's telephone number, including area code: (650) 244-9303

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

        On September 12, 2002, Telik, Inc. issued a press release entitled "Telik Announces Proposed Equity Offering," announcing a proposed public offering of up to 5,750,000 shares of Telik's common stock (including 750,000 shares issuable upon exercise of the underwriters' over-allotment option, if any) pursuant to an already effective shelf registration statement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits

(c)
Exhibits

Number	Description
99.1	Press Release entitled "Telik Announces Proposed Equity Offering," dated September 12, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.
Date: September 12, 2002	/s/ CYNTHIA M. BUTITTA Cynthia M. Butitta, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release entitled "Telik Announces Proposed Equity Offering," dated September 12, 2002.

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SIGNATURES
EXHIBIT INDEX